Item 1: Report to Shareholders

International Bond Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

A stronger U.S. dollar took its toll on developed countries’ bond markets in the first half of 2005. Emerging markets bonds, however, posted strong results, extending their solid performance from the second half of 2004. With the Federal Reserve continuing its policy of “measured” increases, short-term yields in the U.S. climbed, but long-term yields were actually lower in June than they were a year earlier when the Fed began the current round of tightening. Meanwhile, bond yields in Europe fell as evidence of slowing growth began to accumulate and the euro’s value eroded. Concerns that Japan’s economic recovery stalled in the first quarter of 2005 caused Japanese bond yields to decline. Political stability, strong economic growth, and low inflation generally boosted emerging market bond returns.

PERFORMANCE COMPARISON

Periods Ended 6/30/05	6 Months	12 Months
International Bond Fund	-5.69%	7.06%
International Bond Fund–
Advisor Class	-5.76	6.89
Lehman Brothers Global
Aggregate ex-U.S. Dollar
Bond Index	-5.61	8.09
JP Morgan Global Government
Bond Broad Index,
Non-U.S. Dollar	-5.49	8.39

For the period ended June 30, 2005, the International Bond Fund posted a six-month return of -5.69% and a 12-month gain of 7.06%. For the half year, the fund performed in line with the J.P. Morgan Global Government Bond Broad Index, Non-U.S. Dollar and the Lehman Brothers Global Aggregate ex-U.S. Dollar Bond Index. For the 12-month period, the fund lagged both benchmarks. (Performance for the fund’s Advisor Class shares, which have a different fee structure, was similar.)
PERFORMANCE COMPARISON

Periods Ended 6/30/05	6 Months	12 Months
Emerging Markets Bond Fund	8.61%	25.83%
JP Morgan Emerging
Markets Bond Index Global	5.11	20.17

Beginning with this report, we are changing the International Bond Fund’s benchmark from the J.P. Morgan Global Government Bond Broad Index, Non-U.S. Dollar to the Lehman Brothers Global Aggregate ex-U.S. Dollar Bond Index. Since its 1986 inception, the International Bond Fund has been comparing its performance to that of a government-only benchmark. The advent of the euro in 1999 developed a liquid and dynamic euro credit market in which your fund participates. While similar to the previous benchmark in terms of credit quality, duration, and currency composition, the new Lehman benchmark (composed of 65% government, 14% corporate, 13% agency, and 8% mortgage-related bonds) more accurately reflects the fund’s current investment opportunities. Comparison tables in this report contain both benchmarks, but future reports will use only the Lehman index.

The Emerging Markets Bond Fund handily outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index Global. For the six months the fund returned 8.61%, compared to 5.11% for the benchmark, and for the 12-month period, the fund posted a gain of 25.83%, compared to the benchmark’s 20.17% increase.

MARKET ENVIRONMENT
DEVELOPED MARKETS PERFORMANCE

	In Local	In U.S.
6 Months Ended 6/30/05	Currency	Dollars
Australia	3.41%	0.55%
France	5.17	-6.33
Germany	5.16	-6.33
Italy	5.37	-6.15
Japan	1.95	-5.72
Spain	5.41	-6.11
United Kingdom	4.91	-2.05
Source: JP Morgan

In the U.S., the Fed raised the overnight federal funds target rate in four measured increments to 3.25%, which, in turn, boosted short-term rates. Contrary to conventional expectations, long-term rates did not follow, resulting in a flatter yield curve. (The yield curve is a graphic depiction of the relationship between interest rates and maturity dates for a set of similar securities. Please see the glossary for a more detailed definition.) Despite the growing U.S. trade and federal budget deficits, the dollar, which had declined against the euro and the yen in 2004, showed remarkable strength in the first half of 2005, appreciating about 12% against the euro and 8% versus the yen. Strong economic growth and higher interest rates in the U.S. supported the dollar, and the French and Dutch rejection of the European Union’s constitution hurt the euro’s value. Although oil prices climbed to more than $60 a barrel, inflation remained benign. When credit agencies downgraded GM and Ford in May, there was an immediate flight to quality, but as time passed the market absorbed the rating change with little lasting effect. Global credit quality improved in investment-grade and speculative issues, with upgrades strongly outpacing downgrades in Europe, Latin America, and Asia. Credit spreads tightened, and investors in search of higher yields began to bid up lower-quality issues.

Slowing economies in Germany, France, and Italy pushed European bond yields lower across the yield curve. Fragile domestic demand, record-level unemployment rates, and slowing export growth hurt consumer and business sentiment. By June, the markets were anticipating that the region’s weak economy would force the European Central Bank to cut rates.

Expectations that higher oil prices, a strong yen, and a global slowdown could cut short Japan’s export-oriented recovery helped Japan’s fixed-income markets. The Bank of Japan’s zero interest rate policy remained unchanged. Despite these concerns, Japan’s economy showed signs—improving employment and consumption trends—that the recovery would be sustainable. Businesses hired more workers, some companies resumed paying bonuses, and consumer incomes rose. The nation’s unemployment fell to 4.4% in April, its lowest level since 1998, and the economy expanded at an annualized pace of more than 5%, adjusted for deflation.

EMERGING MARKETS PERFORMANCE

In U.S.
6 Months Ended 6/30/05	Dollars
JP Morgan Emerging Markets
Bond Index Global	5.11%
Brady Indexes (by issuer): *
Argentina	-5.93
Brazil	4.55
Mexico	5.03
Russia	10.20
Venezuela	3.48
* Brady bonds are restructured debt (obligations) of many
emerging market countries that enable these nations to repay loans while they implement economic reforms. The bonds are
denominated in U.S. dollars and have extended maturities
and lower interest rates.
Source: JP Morgan

Although most of the world’s fixed-income markets posted positive returns in local currencies, the strong dollar meant that returns for dollar-based investors were generally negative. Despite months of record-setting U.S. trade and budget deficits, higher short-term interest rates and relatively strong economic growth supported the dollar. By contrast, the euro remains weak due to the continent’s slowing growth and the E.U.’s temporarily fragile political situation. Although the dollar has appreciated against the yen, the Japanese currency was stronger against the euro.

Emerging market bonds remained buoyant thanks to investors seeking higher yields and the improved creditworthiness of many developing countries, but the difference in interest rates paid on emerging market credits and U.S. Treasuries continued to narrow. Credit markets in Turkey, which is applying for E.U. membership, suffered a slight setback prior to the E.U. constitution vote, but recovered within two months. Faced with a scandal involving the country’s ruling political party, Brazil’s financial markets appeared to take the country’s political turbulence in stride. Despite the headlines, spreads between Brazilian issues and U.S. Treasuries were close to year-end levels. Russian debt traded well on strong fundamentals and benefited from credit upgrades on a number of large companies. The Dominican Republic and Russian bonds generated the highest returns for the first half of 2005, and Argentina and Lebanon were the worst performers.

INTERNATIONAL BOND FUND

PORTFOLIO CHARACTERISTICS

Periods Ended	12/31/04	6/30/05
International Bond Fund
30-Day Standardized
Yield to Maturity	2.18%	2.28%
International Bond Fund–
Advisor Class
30-Day Standardized
Yield to Maturity	2.02	2.15
Weighted Average
Maturity (years)	7.0	8.7
Weighted Average Effective
Duration (years)	5.1	5.0
Average Quality*	AA+	AA+
AAA	58.9%	63.0%
AA	34.3	24.9
A	6.8	8.2
BBB	0.0	0.9
BB and Below	0.0	3.0

* Source: Standard & Poor’s; if Standard & Poor’s does not rate a security, then Moody’s Investors Service is used as a sec–
ondary source.

As mentioned earlier, the strong dollar was the predominant negative influence affecting international fixed-income market performance and your fund’s returns. Within the bond markets, the largest detractor was our lighter exposure to Japanese bonds, which performed well during the last six months. Currency selection added the most value to returns relative to our index, particularly an overweight position in the Turkish lira. The country’s improving economic environment lifted its currency relative to the euro. The fund also benefited from its exposure to the strong-performing Mexican peso and Brazilian real. The largest currency detractor was an overweight in the Swedish krona, which underperformed the euro.

Our duration is shorter than the benchmark’s. (A shorter duration typically means lower interest rate sensitivity.) The portfolio’s duration ended the period at 5.0 years, virtually the same as it was six months ago and nearly a year shorter than the index. Relative to the index, we are underweight Japanese government bonds, which we think are expensive in light of the country’s improving economy. We are also underweight government bonds in the euro region, and we are favoring longer-term issues. Outside of major markets, we have searched for relative value opportunities. We recently initiated a position in Sweden, and we have sought opportunities in the emerging markets of Turkey, Mexico, Brazil, and Serbia. Solid economic growth and free-market reforms have made these countries much more attractive to fixed-income investors.

We have maintained an overweight position in the Mexican government bonds. We are underweight in the shorter-maturity European government bonds in favor of the longer-term securities. After benefiting from our heavier Polish bond allocation last year, we reduced our position on valuation concerns. We are still underweight in the Japanese government market, which appears to be expensive relative to the improving economy.

The fund’s credit quality remained high. More than 87% of our holdings were rated AA or higher. We have a healthy balance in cash or cash equivalents to take advantage of any increase in short-term rates.

EMERGING MARKETS BOND FUND

Emerging market bonds continued to post solid results. The Fed’s tightening policy has raised short-term rates but had little impact on long-term rates. As a result, those fixed-income investors seeking higher yields sought out emerging market bonds.

PORTFOLIO CHARACTERISTICS

Periods Ended	12/31/04	6/30/05
Weighted Average
Maturity (years)	12.1	15.1
Weighted Average
Effective Duration (years)	5.5	6.7
Average Quality*	BB+	BB
A and Above	5.5%	4.9%
BBB	12.7	18.4
BB	55.8	46.4
B and Below	18.4	26.5
Not Rated	7.6	3.8

* Source: Standard & Poor’s; if Standard & Poor’s does not rate a security, then Moody’s Investors Service is used as a sec-
ondary source.

Although emerging fixed-income markets experienced some volatility during the first half, the favorable global macroeconomic climate helped to lower emerging market yields by the end of the period. Steady global economic growth coupled with low rates of inflation provided a good environment for emerging market issues. Over the last six months, the portfolio’s weighted average maturity increased to 15.1 years from 12.1 years, and the duration—a measure of a portfolio’s sensitivity to interest rate changes—rose to 6.7 years from 5.5 years. The portfolio maintained its preference for higher-quality issues. About 70% of our holdings had investment-grade credit ratings of BB or better.

Brazil remained our largest position. The country’s bonds outperformed the benchmark despite a political scandal that resulted in the resignation of a cabinet official. The uproar quieted down rather quickly because investors were more focused on Brazil’s much-improved fiscal condition. For the third straight year, Brazil will have a current account surplus, projected to be $10 billion this year, and trade surplus of $34 billion. The potential for rate cuts in the second half of the year also helped reassure fixed-income investors. With upgrades from several rating agencies, Russian debt performed well. Argentina closed the books on its 2001 default by completing a $100 billion debt exchange and had its debt upgraded.

In the past six months, we increased our allocations to Argentina, the Philippines, Jamaica, and Panama. We trimmed our holdings in Mexico, Turkey, Venezuela, South Africa, Malaysia, and Indonesia.

OUTLOOK

Although bond valuations remain expensive in developed markets, they are likely to decline moderately in an environment of steady Federal Reserve tightening. Despite worries about a soft patch earlier this year, the U.S. economic recovery is strong and inflation is benign. We expect the difference between short- and long-term rates to narrow. Expectations for European economic growth have edged lower. As a result, the European Central Bank is unlikely to raise rates, and the market has priced in that probability. Given stronger U.S. economic growth and increasing differences between U.S. and European interest rates, we expect European government bonds to outperform Treasuries and the euro to remain weak relative to the dollar. Although the Japanese economy shows signs of recovery, the country’s prolonged deflationary cycle continues, which means the Bank of Japan is likely to continue its zero interest rate policy. We expect Japanese bond prices to decline as yields rise.

China’s decision to peg the yuan to a basket of currencies should result in a steady appreciation of Asian currencies versus the U.S. dollar. Given Europe’s slower growth and higher U.S. interest rates, the dollar should remain strong against the euro.

Continued measured Fed tightening and favorable supply/demand dynamics should support emerging market bonds through the second half of the year. A number of countries have already made significant progress on this year’s financing requirements, and they are turning their attention to prefinancing 2006 requirements to avoid some of the uncertainties related to their election cycles. However, as growth trends decelerate from peak levels in a number of developing countries, their interest rate cycles may diverge from the Fed’s. Longer term, strong global economic growth, responsible fiscal policies, and improving political conditions in many emerging markets have combined to produce a general upgrading of formerly speculative issues. We expect this trend to continue and believe that emerging markets will remain a fertile ground for investors.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division and chairman of the
International Bond Fund’s Investment Advisory Committee

Michael Conelius
Chairman of the Investment Advisory Committee for the
Emerging Markets Bond Fund

July 20, 2005

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity, and consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01% .

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S.-dollar government bonds of 31 foreign countries.

J.P. Morgan Global Government Bond Broad Index, Non-U.S. Dollar: Tracks government bonds in 12 international markets.

Lehman Brothers Global Aggregate ex-U.S. Dollar Bond Index: Tracks an international basket of bonds that contains 65% government, 14% corporate, 13% agency, and 8% mortgage-related bonds.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

PORTFOLIO HIGHLIGHTS

PRICE AND YIELD
International Bond Fund
		International
	International	Bond Fund–
Period Ended 6/30/05	Bond Fund	Advisor Class
Price Per Share	$ 9.79	$ 9.78
Dividends Per Share
For 6 months	0.13	0.10
For 12 months	0.26	0.24
Capital Gains Per Share
For 6 months	0.17	0.17
For 12 months	0.55	0.55
30-Day Dividend Yield *	2.74%	2.61%
30-Day Standardized Yield to Maturity	2.28	2.15
Emerging Markets Bond Fund
Periods Ended	12/31/04	6/30/05
Price Per Share	$13.26	$13.92
Dividends Per Share
For 6 months	0.42	0.46
For 12 months	0.79	0.88
Capital Gains Per Share
For 6 months	–	–
For 12 months	–	–
30-Day Dividend Yield *	6.37%	7.05%
30-Day Standardized Yield to Maturity	5.86	6.66
* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund’s net asset value at the end of the period.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.
				Since
				Inception
Periods Ended 6/30/05	1 Year	5 Years	10 Years	3/31/00
International Bond Fund	7.06%	8.01%	4.88%	–
International Bond Fund–Advisor Class	6.89	7.78	–	7.16%
Lehman Brothers Global Aggregate
ex-U.S. Dollar Bond Index	8.09	8.01	5.06	7.49
J.P. Morgan Global Government Bond
Broad Index, Non-U.S. Dollar	8.39	8.38	5.30	7.84

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price repre-
sentative at 1-800-225-5132. The performance information does not reflect the deduction of the fund’s 2% redemption fee. If it did, the performance would be lower.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmark would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.
Periods Ended 6/30/05	1 Year	5 Years	10 Years
Emerging Markets Bond Fund	25.83%	14.98%	14.13%
J.P. Morgan Emerging
Markets Bond Index Global	20.17	12.60	14.13

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price repre-
sentative at 1-800-225-5132. The fund charges a redemption fee of 2% on shares held three months or less. The performance information does not reflect the deduction of the redemption fee. If it did, the performance would be lower.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the International Bond Fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (?Hypothetical?) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE INTERNATIONAL BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Investor Class
Actual	$1,000.00	$ 943.10	$4.19
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.48	4.36
Advisor Class
Actual	1,000.00	942.40	4.91
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.74	5.11

* Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.87%, the Advisor Class was 1.02%.

T. ROWE PRICE EMERGING MARKETS BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Actual	$1,000.00	$1,086.10	$5.48
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.54	5.31

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.06%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$10.69	$10.25	$9.29	$7.86	$8.47	$9.16

Investment activities
Net investment income (loss)	0.13	0.25	0.25	0.25	0.32	0.40
Net realized and
unrealized gain (loss)	(0.73)	0.88	1.46	1.43	(0.61)	(0.70)

Total from
investment activities	(0.60)	1.13	1.71	1.68	(0.29)	(0.30)

Distributions
Net investment income	(0.13)	(0.25)	(0.25)	(0.25)	–	–
Net realized gain	(0.17)	(0.44)	(0.50)	–	–	–
Tax return of capital	–	–	–	–	(0.32)	(0.39)

Total distributions	(0.30)	(0.69)	(0.75)	(0.25)	(0.32)	(0.39)

NET ASSET VALUE
End of period	$9.79	$10.69	$10.25	$9.29	$7.86	$8.47

Ratios/Supplemental Data
Total return^	(5.69)%	11.40%	18.77%	21.80%	(3.41)%	(3.13)%
Ratio of total expenses to
average net assets	0.87%†	0.88%	0.91%	0.93%	0.95%	0.91%
Ratio of net investment
income (loss) to average
net assets	2.65%†	2.46%	2.58%	3.01%	3.98%	4.76%
Portfolio turnover rate	103.2%†	69.7%	38.5%	113.9%	107.6%	160.5%v
Net assets, end of period
(in millions)	$1,737	$1,663	$1,306	$1,058	$762	$753

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
v	Excludes the effect of the acquisition of the T. Rowe Price Global Bond Fund’s assets.
†	Annualized
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
6 Months		Year				3/31/00
	Ended	Ended				Through
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$10.68	$10.24	$9.28	$7.85	$8.47	$8.88

Investment activities
Net investment income (loss)	0.13	0.24	0.24	0.24	0.31*	0.30*
Net realized and
unrealized gain (loss)	(0.76)	0.88	1.46	1.43	(0.62)	(0.42)

Total from
investment activities	(0.63)	1.12	1.70	1.67	(0.31)	(0.12)

Distributions
Net investment income	(0.10)	(0.24)	(0.24)	(0.24)	–	–
Net realized gain	(0.17)	(0.44)	(0.50)	–	–	–
Tax return of capital	–	–	–	–	(0.31)	(0.29)

Total distributions	(0.27)	(0.68)	(0.74)	(0.24)	(0.31)	(0.29)

NET ASSET VALUE
End of period	$9.78	$10.68	$10.24	$9.28	$7.85	$8.47

Ratios/Supplemental Data
Total return^	(5.76)%	11.24%	18.62%	21.65%	(3.73)%*	(1.29)%*
Ratio of total expenses to
average net assets	1.02%†	1.03%	1.06%	1.08%	1.15%*	1.15%*†
Ratio of net investment
income (loss) to average
net assets	2.50%†	2.31%	2.43%	2.82%	3.28%*	4.60%*†
Portfolio turnover rate	103.2%†	69.7%	38.5%	113.9%	107.6%	160.5%†v
Net assets, end of period
(in thousands)	$97,576	$68,270	$50,217	$14,760	$5,026	$120

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
*	Excludes expenses in excess of a 1.15% voluntary expense limitation in effect through 4/30/06.
v	Excludes the effect of the acquisition of the T. Rowe Price Global Bond Fund’s assets.
†	Annualized
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Par/Shares	Value
(Cost and value in $ 000s)

AUSTRALIA 0.1%
Corporate Bonds 0.1%
Australia & New Zealand Banking Group, STEP
4.45%, 2/5/15 (EUR)	1,300,000	1,679
Total Australia (Cost $1,687)		1,679

AUSTRIA 2.6%
Government Bonds 2.6%
Republic of Austria, 5.50%, 1/15/10	18,750,000	25,601
Republic of Austria, 5.875%, 7/15/06	18,000,000	22,626
Total Austria (Cost $42,767)		48,227

BELGIUM 3.3%
Government Bonds 3.3%
Kingdom of Belgium, 4.25%, 9/28/13	22,500,000	29,711
Kingdom of Belgium, 5.00%, 3/28/35	2,800,000	4,166
Kingdom of Belgium, 6.25%, 3/28/07	8,100,000	10,496
Kingdom of Belgium, 7.00%, 5/15/06	13,000,000	16,392
Total Belgium (Cost $59,601)		60,765

BERMUDA 0.1%
Corporate Bonds 0.1%
Tyco International, 5.50%, 11/19/08 (EUR)	840,000	1,105
Total Bermuda (Cost $1,111)		1,105

BRAZIL 1.5%
Government Bonds 1.5%
Republic of Brazil, 9.25%, 10/22/10 (USD)	8,300,000	9,275
Republic of Brazil, 10.50%, 7/14/14 (USD) §	15,575,000	18,534
Total Brazil (Cost $27,007)		27,809

CANADA 1.5%
Government Bonds 1.5%
Government of Canada, 5.00%, 6/1/14	13,025,000	11,583
Government of Canada, 5.75%, 6/1/29	16,620,000	16,475
Total Canada (Cost $25,584)		28,058

CAYMAN ISLANDS 0.1%
Corporate Bonds 0.1%
BES, 6.25%, 5/17/11 (EUR)	1,200,000	1,687
Total Cayman Islands (Cost $1,689)		1,687

DENMARK 1.2%
Government Bonds 1.2%
Kingdom of Denmark, 5.00%, 11/15/13	35,530,000	6,664
Kingdom of Denmark, 7.00%, 11/10/24	12,000,000	2,901
Kingdom of Denmark, 8.00%, 3/15/06	76,850,000	12,974
Total Denmark (Cost $17,732)		22,539

FINLAND 0.4%
Government Bonds 0.3%
Republic of Finland, 5.00%, 7/4/07	4,500,000	5,754
		5,754
Corporate Bonds 0.1%
Nordea Bank, 5.75%, 3/26/14	1,700,000	2,271
		2,271
Total Finland (Cost $6,812)		8,025

FRANCE 5.6%
Government Bonds 5.2%
Government of France, 4.00%, 10/25/14	10,250,000	13,298
Government of France, 5.00%, 4/25/12	9,520,000	13,088
Government of France, 5.50%, 4/25/10	10,500,000	14,423
Government of France, 5.50%, 4/25/29	8,700,000	13,629
Government of France, 5.75%, 10/25/32	25,300,000	41,532
		95,970
Corporate Bonds 0.4%
BNP Paribas, 5.25%, 12/17/12	1,200,000	1,650
France Telecom, 7.00%, 12/23/09	1,600,000	2,271
France Telecom, 8.125%, 1/28/33	450,000	840
Vivendi Environment, 5.875%, 2/1/12	990,000	1,385
		6,146
Total France (Cost $92,555)		102,116

GERMANY 12.2%
Government Bonds 11.9%
Bundesobligation, 5.00%, 8/19/05	30,400,000	36,906
Bundesrepublic, 3.25%, 7/4/15 §	19,565,000	23,928
Bundesrepublic, 4.75%, 7/4/28	8,185,000	11,578
Bundesrepublic 4.75%, 7/4/34	29,400,000	42,427
Bundesrepublic, 5.50%, 1/4/31	3,840,000	6,065
Bundesrepublic, 6.00%, 7/4/07	43,140,000	56,197
KFW, 4.75%, 12/7/10 (GBP)	17,275,000	31,452
KFW, 5.50%, 12/7/15 (GBP)	4,630,000	9,022
		217,575
Corporate Bonds 0.3%
Deutsche Telekom, 4.00%, 1/19/15	1,600,000	1,997
Deutsche Telekom, 7.50%, 5/29/07	850,000	1,126
ENBW, 5.875%, 2/28/12	1,200,000	1,690
RWE Finance, 5.375%, 4/18/08	900,000	1,175
		5,988
Total Germany (Cost $219,890)		223,563

GREECE 1.4%
Government Bonds 1.4%
Hellenic Republic, 4.60%, 5/20/13	13,030,000	17,400
Hellenic Republic, 6.00%, 2/19/06	6,000,000	7,431
Total Greece (Cost $20,158)		24,831

HONG KONG 0.1%
Corporate Bonds 0.1%
Hutchinson Whampoa, 5.875%, 7/8/13 (EUR)	780,000	1,074
Total Hong Kong (Cost $1,080)		1,074

HUNGARY 0.3%
Government Bonds 0.3%
Government of Hungary, 6.25%, 6/12/08	1,182,800,000	5,750
Total Hungary (Cost $6,061)		5,750

IRELAND 0.8%
Government Bonds 0.7%
Republic of Ireland, 4.00%, 4/18/10	3,150,000	4,063
Republic of Ireland, 5.00%, 4/18/13	6,100,000	8,456
		12,519
Corporate Bonds 0.1%
Bank of Ireland, 6.45%, 2/10/10	1,600,000	2,240
		2,240
Total Ireland (Cost $11,388)		14,759

ITALY 8.8%
Government Bonds 8.1%
Republic of Italy, 4.25%, 8/1/14	14,100,000	18,432
Republic of Italy, 5.00%, 10/15/07	10,940,000	14,076
Republic of Italy, 5.50%, 11/1/10	13,800,000	19,037
Republic of Italy, 6.00%, 11/1/07	33,800,000	44,443
Republic of Italy, 6.00%, 5/1/31	29,400,000	47,727
Republic of Italy, 7.25%, 11/1/26	2,483,653	4,510
		148,225
Corporate Bonds 0.7%
Autostrade S.p.A., 5.00%, 6/9/14	1,000,000	1,334
Banca Intesa S.p.A., 5.85%, 5/8/14	1,700,000	2,276
Banca Monte Dei Paschi di Siena, VR, 4.50%, 9/24/15	1,700,000	2,190
Edison S.p.A., 5.125%, 12/10/10	1,000,000	1,330
Olivetti Finance, 5.875%, 1/24/08	850,000	1,109
Olivetti Finance, 6.875%, 1/24/13	1,700,000	2,476
Olivetti Finance, 7.75%, 1/24/33	300,000	504
Sanpaolo IMI S.p.A., 3.75%, 6/9/15	1,600,000	2,003
		13,222
Total Italy (Cost $124,164)		161,447

JAPAN 10.8%
Government Bonds 10.8%
Government of Japan, 1.00%, 12/20/12	3,162,200,000	28,958
Government of Japan, 1.10%, 9/20/12	2,646,000,000	24,441
Government of Japan, 1.30%, 6/20/11	2,354,000,000	22,158
Government of Japan, 1.30%, 12/20/13	4,565,000,000	42,293
Government of Japan, 1.40%, 3/20/12	2,465,500,000	23,311
Government of Japan, 1.50%, 3/20/15	1,071,400,000	9,986
Government of Japan, 1.90%, 3/20/25	855,750,000	7,799
Government of Japan, 2.00%, 6/20/22	3,519,900,000	33,461
Government of Japan, 2.20%, 6/22/20	593,000,000	5,865
Total Japan (Cost $196,684)		198,272

MEXICO 2.6%
Government Bonds 2.6%
United Mexican States, 8.00%, 12/7/23	132,525,000	10,478
United Mexican States, 9.00%, 12/20/12	261,000,000	23,852
United Mexican States, 9.50%, 12/18/14	79,965,000	7,469
United Mexican States, 10.00%, 12/5/24	57,350,000	5,411
Total Mexico (Cost $44,268)		47,210

NETHERLANDS 4.3%
Government Bonds 4.2%
Government of Netherlands, 4.00%, 7/15/05	38,580,000	46,699
Government of Netherlands, 5.00%, 7/15/11	6,200,000	8,460
Government of Netherlands, 5.25%, 7/15/08	11,000,000	14,485
Government of Netherlands, 5.50%, 1/15/28	4,535,000	7,055
		76,699
Corporate Bonds 0.1%
ING Bank, 5.50%, 1/4/12	1,200,000	1,651
Union Fenosa, 5.00%, 12/9/10	600,000	794
		2,445
Total Netherlands (Cost $77,614)		79,144

NIGERIA 0.0%
Warrants 0.0%
Central Bank of Nigeria, Warrants (USD) *	250	7
Total Nigeria (Cost $0)		7

POLAND 0.7%
Government Bonds 0.7%
Government of Poland, 5.00%, 10/24/13	9,500,000	2,913
Government of Poland, 5.75%, 6/24/08	31,600,000	9,741
Total Poland (Cost $12,737)		12,654

PORTUGAL 2.2%
Government Bonds 2.2%
Republic of Portugal, 3.00%, 7/17/06	28,000,000	34,211
Republic of Portugal, 5.15%, 6/15/11	3,900,000	5,337
Total Portugal (Cost $39,007)		39,548

SERBIA 0.5%
Government Bonds 0.5%
Republic of Serbia, VR, 3.75%, 11/1/24 (USD)	10,680,000	9,211
Total Serbia (Cost $9,100)		9,211

SOUTH AFRICA 0.8%
Government Bonds 0.8%
Republic of South Africa, 13.00%, 8/31/10	82,000,000	15,064
Total South Africa (Cost $14,422)		15,064

SPAIN 6.2%
Government Bonds 6.1%
Kingdom of Spain, 4.00%, 1/31/10	1,525,000	1,967
Kingdom of Spain, 4.95%, 7/30/05	47,850,000	57,998
Kingdom of Spain, 5.75%, 7/30/32	4,200,000	6,876
Kingdom of Spain, 6.00%, 1/31/08	34,200,000	45,336
		112,177
Corporate Bonds 0.1%
Banco Bilbao Vizcaya Argentaria, 4.50%, 11/12/15	800,000	1,038
Repsol International, 4.625%, 10/8/14	650,000	837
		1,875
Total Spain (Cost $103,915)		114,052

SUPRANATIONAL 3.3%
Government Bonds 3.3%
European Investment Bank, 3.50%, 10/15/05	50,000,000	60,733
Total Luxembourg (Cost $66,454)		60,733

SWEDEN 4.0%
Government Bonds 4.0%
Kingdom of Sweden, 5.00%, 1/28/09	165,000,000	23,199
Kingdom of Sweden, 5.25%, 3/15/11	333,000,000	48,825
Vattenfall Treasury, 6.00%, 4/3/09 (EUR)	830,000	1,122
Total Sweden (Cost $75,139)		73,146

SWITZERLAND 0.2%
Corporate Bonds 0.2%
Credit Suisse Group, 6.375%, 6/7/13 (EUR)	1,200,000	1,765
UBS, 4.50%, 9/16/19 (EUR)	1,700,000	2,206
Total Switzerland (Cost $3,996)		3,971

TURKEY 0.8%
Government Bonds 0.8%
Republic of Turkey, 15.00%, 2/10/10	11,750,000	8,950
Republic of Turkey, 20.00%, 10/17/07	6,403,000	5,153
Total Turkey (Cost $14,338)		14,103

UNITED KINGDOM 5.1%
Government Bonds 4.5%
United Kingdom Treasury, 4.25%, 6/7/32	30,825,000	55,682
United Kingdom Treasury, 5.00%, 3/7/08	6,600,000	12,127
United Kingdom Treasury, 5.00%, 3/7/12	7,650,000	14,415
		82,224
Corporate Bonds 0.6%
Barclays, 5.75%, 3/8/11 (EUR)	1,200,000	1,663
BAT International, 5.125%, 7/9/13 (EUR)	850,000	1,119
HBOS, 4.375%, 10/30/19 (EUR)	1,300,000	1,677
HSBC Bank, 4.25%, 3/18/16 (EUR)	1,300,000	1,670
MMO2, 6.375%, 1/25/07 (EUR)	1,100,000	1,409
National Grid Transco, 5.00%, 7/2/18 (EUR)	410,000	543
Rio Tinto, 5.125%, 5/10/07 (EUR)	900,000	1,144
Rolls Royce, 4.50%, 3/16/11 (EUR)	870,000	1,122
Standard Chartered Bank, 3.625%, 2/3/17 (EUR)	1,600,000	1,959
		12,306
Total United Kingdom (Cost $88,693)		94,530

UNITED STATES 12.6%
Corporate Bonds 1.1%
Altria Finance, 5.625%, 6/24/08 (EUR)	850,000	1,104
American Express, 3.625%, 10/13/09 (EUR)	1,800,000	2,263
CIT Group, 4.25%, 9/22/11 (EUR)	1,300,000	1,654
Citigroup, 3.875%, 5/21/10 (EUR)	1,800,000	2,288
Dow Chemical, 4.375%, 6/25/10 (EUR)	845,000	1,086
Ford Motor Credit, 5.625%, 6/6/06 (EUR)	1,400,000	1,720
General Electric, 5.125%, 6/20/07 (EUR)	1,700,000	2,170
General Motors, 5.75%, 2/14/06 (EUR)	1,400,000	1,702
Goldman Sachs, 4.25%, 8/4/10 (EUR)	850,000	1,094
International Lease Finance, 4.125%, 10/9/08 (EUR)	1,500,000	1,894
MBNA Europe, 4.50%, 1/23/09 (EUR)	1,100,000	1,407
Merrill Lynch, 4.625%, 10/2/13 (EUR)	1,300,000	1,708
		20,090
Money Market Funds 11.5%
T. Rowe Price Reserve Investment Fund, 3.14% #†	212,005,887	212,006
		212,006
Total United States (Cost $232,144)		232,096

FORWARD CURRENCY EXCHANGE CONTRACTS (0.6%)
Unrealized Gain (Loss) on Forward Currency Exchange Contracts (2)		(11,069)
Total Forward Currency Exchange Contracts		(11,069)

FUTURES CONTRACTS 0.0%
Variation margin receivable (payable) on open futures contracts (3)		(372)
Total Futures Contracts		(372)

SECURITIES LENDING COLLATERAL 1.9%
Money Market Pooled Account 1.9%
Investment in money market pooled account managed by JP
Morgan Chase Bank, London, 3.198% #	34,975,000	34,975
Total Securities Lending Collateral (Cost $34,975)		34,975

Total Investments in Securities
95.4% of Net Assets (Cost $1,672,772)		$1,750,709

(1)	Denominated in currency of country of	HUF	Hungarian forint
	incorporation unless otherwise noted	JPY	Japanese yen
#	Seven-day yield	KRW	South Korean won
§	All or a portion of this security is on loan at	MXN	Mexican peso
	June 30, 2005 - See Note 2	PLN	Polish zloty
*	Non-income producing	SEK	Swedish krona
†	Affiliated company — See Note 4	STEP	Stepped coupon bond for which the coupon
ARS	Argentinean peso		rate of interest will adjust on specified
AUD	Australian dollar		future date(s)
BRL	Brazilian real	TRY	Turkish lira
CAD	Canadian dollar	USD	U.S. dollar
CZK	Czech koruna	VR	Variable Rate; rate shown is effective rate
DKK	Danish krone		at period-end
EUR	Euro	ZAR	South African rand
GBP	British pound

(2) Open Forward Currency Exchange Contracts at June 30, 2005 were as follows:
Amounts in (000s)

						Unrealized
Counterparty	Settlement	Receive		Deliver		Gain (Loss)
ABN Amro	8/19/05	AUD	14,000	USD	10,528	$103
RBC Capital Markets	8/19/05	AUD	7,493	USD	5,690	-
State Street	8/19/05	CAD	17,949	USD	14,162	499
RBC Capital Markets	8/19/05	CAD	24,617	USD	20,070	37
J.P. Morgan Chase	8/19/05	CAD	13,405	USD	10,755	194
State Street	8/19/05	CZK	87,607	USD	3,678	(145)
J.P. Morgan Chase	8/19/05	EUR	17,686	USD	21,935	(499)
State Street	8/19/05	EUR	3,214	USD	3,905	(10)
Citibank	8/19/05	EUR	23,621	USD	28,650	(21)
State Street	8/19/05	GBP	6,998	USD	12,819	(296)
J.P. Morgan Chase	8/19/05	GBP	1,141	USD	2,067	(25)
ABN Amro	8/19/05	GBP	16,405	USD	29,380	(21)
UBS	8/19/05	JPY	11,177,086	EUR	82,916	761
J.P. Morgan Chase	8/19/05	JPY	1,148,610	USD	10,830	(424)
Citibank	8/19/05	JPY	33,530,250	USD	314,916	(11,150)
J.P. Morgan Chase	8/19/05	KRW	30,166,037	USD	30,025	(838)
State Street	8/19/05	MXN	75,829	USD	6,909	67
J.P. Morgan Chase	8/19/05	MXN	33,261	USD	3,034	25
State Street	8/19/05	PLN	138,596	USD	41,661	(269)
ABN Amro	8/19/05	SEK	140,821	EUR	15,191	(321)
J.P. Morgan Chase	8/19/05	TRY	5,536	USD	3,956	136
J.P. Morgan Chase	8/19/05	USD	1,835	CAD	2,256	(8)
Citibank	8/19/05	USD	3,515	DKK	20,648	157
State Street	8/19/05	USD	73,082	EUR	59,039	1,525
J.P. Morgan Chase	8/19/05	USD	37,580	EUR	30,757	301
J.P. Morgan Chase	8/19/05	USD	2,750	HUF	565,263	(4)
J.P. Morgan Chase	8/19/05	USD	28,888	JPY	3,102,685	779
Credit Suisse	8/19/05	USD	65,190	JPY	7,203,267	(68)
J.P. Morgan Chase	8/19/05	USD	77,882	MXN	870,499	(2,194)
J.P. Morgan Chase	8/19/05	USD	6,801	PLN	22,609	49
State Street	8/19/05	USD	39,703	PLN	133,081	(41)
ABN Amro	8/19/05	USD	2,446	ZAR	15,869	82
J.P. Morgan Chase	8/19/05	USD	3,500	ZAR	23,556	(9)
J.P. Morgan Chase	1/13/06	USD	10,321	ARS	30,705	(117)
J.P. Morgan Chase	2/8/06	ARS	52,728	USD	17,620	239
ABN Amro	2/22/06	ARS	27,655	USD	9,362	(13)
Credit Suisse	3/16/06	BRL	14,718	USD	4,721	975
J.P. Morgan Chase	3/16/06	USD	4,999	BRL	14,718	(697)
Credit Suisse	4/3/06	BRL	11,887	USD	3,872	702
J.P. Morgan Chase	4/3/06	USD	4,017	BRL	11,887	(557)
ABN Amro	5/10/06	ARS	6,092	USD	2,009	27

Net unrealized gain (loss) on open
forward currency exchange contracts						$(11,069)

(3) Open Futures Contracts at June 30, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 84 U.S. Treasury five year notes
contracts, $63 pledged as initial margin	9/05	$9,147	$11
Short, 161 U.S. Treasury ten year notes
contracts, $193 pledged as initial margin	9/05	18,269	(70)
Short, 65 U.S. Treasury Bond contracts,
$120 pledged as initial margin	9/05	7,719	(148)
Net payments (receipts) of variation
margin to date			(165)
Variation margin receivable (payable)
on open futures contracts			$(372)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $212,006)	$212,006
Non-affiliated companies (cost $1,460,766)	1,538,703

Total investments in securities	1,750,709
Cash	20
Foreign currency (cost $5,912)	5,885
Interest receivable	34,643
Receivable for investment securities sold	128,358
Receivable for shares sold	3,404
Other assets	842

Total assets	1,923,861

Liabilities
Investment management fees payable	1,008
Payable for investment securities purchased	49,632
Payable for shares redeemed	2,312
Obligation to return securities lending collateral	34,975
Due to affiliates	188
Other liabilities	722

Total liabilities	88,837

NET ASSETS	$1,835,024

Net Assets Consist of:
Undistributed net investment income (loss)	$(73)
Undistributed net realized gain (loss)	26,264
Net unrealized gain (loss)	76,479
Paid-in-capital applicable to 187,371,796 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized	1,732,354

NET ASSETS	$1,835,024

NET ASSET VALUE PER SHARE
Investor Class
($1,737,447,525/177,396,307 shares outstanding)	$9.79

Advisor Class
($97,576,201/9,975,489 shares outstanding)	$9.78

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Interest	$28,751
Dividend	3,334
Securities lending	6

Total income	32,091

Expenses
Investment management	6,032
Shareholder servicing
Investor Class	1,248
Advisor Class	19
Custody and accounting	328
Prospectus and shareholder reports
Investor Class	116
Advisor Class	9
Rule 12b-1 fees – Advisor Class	107
Registration	82
Legal and audit	15
Proxy and annual meeting	11
Directors	4
Miscellaneous	7

Total expenses	7,978
Expenses paid indirectly	(1)

Net expenses	7,977

Net investment income (loss)	24,114

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	60,564
Futures	(165)
Foreign currency transactions	(9,616)

Net realized gain (loss)	50,783

Change in net unrealized gain (loss)
Securities	(163,788)
Futures	(207)
Other assets and liabilities
denominated in foreign currencies	(17,069)

Change in net unrealized gain (loss)	(181,064)

Net realized and unrealized gain (loss)	(130,281)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(106,167)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,114	$35,606
Net realized gain (loss)	50,783	91,036
Change in net unrealized gain (loss)	(181,064)	39,425

Increase (decrease) in net assets from operations	(106,167)	166,067

Distributions to shareholders
Net investment income
Investor Class	(23,122)	(34,284)
Advisor Class	(1,075)	(1,319)
Net realized gain
Investor Class	(27,351)	(63,922)
Advisor Class	(1,222)	(2,627)

Decrease in net assets from distributions	(52,770)	(102,152)

Capital share transactions *
Shares sold
Investor Class	339,767	531,806
Advisor Class	52,857	31,221
Distributions reinvested
Investor Class	46,216	92,047
Advisor Class	2,238	3,821
Shares redeemed
Investor Class	(159,840)	(328,472)
Advisor Class	(18,394)	(19,989)
Redemption fees received
Investor Class	143	88
Advisor Class	3	–

Increase (decrease) in net assets from
capital share transactions	262,990	310,522

Net Assets
Increase (decrease) during period	104,053	374,437
Beginning of period	1,730,971	1,356,534

End of period	$1,835,024	$1,730,971

(Including undistributed net investment income
of $(73) at 6/30/05 and $10 at 12/31/04)
*Share information
Shares sold
Investor Class	33,184	51,737
Advisor Class	5,198	3,084
Distributions reinvested
Investor Class	4,519	8,874
Advisor Class	219	369
Shares redeemed
Investor Class	(15,859)	(32,466)
Advisor Class	(1,837)	(1,962)

Increase (decrease) in shares outstanding	25,424	29,636

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The fund has two classes of shares: the International Bond Fund original share class, referred to in this report as the Investor Class, offered since September 10, 1986, and International Bond Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of Investor Class and Advisor Class fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are included in investments in securities, and in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Currency Exchange Contracts During the six months ended June 30, 2005, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the six months ended June 30, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2005, the value of loaned securities was $33,368,000; aggregate collateral consisted of $34,975,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $885,697,000 and $804,907,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $1,672,772,000. Net unrealized gain aggregated $76,479,000 at period-end, of which $114,305,000 related to appreciated investments and $37,826,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to a tax on net profits imposed by Turkey. The tax is payable annually and is computed on aggregate interest income, net realized gains, and, in the case of debt securities issued by the Turkish government, any net increase in unrealized gains during the year. Realized and unrealized losses in excess of current year income and gains may be carried forward for five years to offset future income and gains. The tax expense on interest is accrued as a reduction of income and the tax expense or benefit on gains is included with realized and/or unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2005, the fund had Turkish taxes payable in the amount of $69,000 and no capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. For a period of three years after the date of any reimbursement or waiver, the class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. Pursuant to this agreement, at June 30, 2005, there were no amounts subject to repayment. For the six months ended June 30, 2005, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $67,000 for Price Associates, $312,000 for T. Rowe Price Services, Inc., and $27,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2005, the fund was allocated $537,000 of Spectrum Funds’ expenses, of which $351,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At June 30, 2005, approximately 31.4% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $3,334,000, and the value of shares of the T. Rowe Price Reserve Funds held at June 30, 2005 and December 31, 2004 was $212,006,000 and $154,870,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price International, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board had previously conducted a detailed review of the organization, structure, and investment teams of the Manager at a meeting held in October 2004. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio (for both classes) were generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005